As Filed with the Securities and Exchange Commission on May 1, 2017

Registration Nos.: 333-144503; 811-22091

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 17

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 18

COLI VUL-2 SERIES ACCOUNT

(Exact name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

(Name of Depositor)

489 Fifth Ave., 28th Floor

New York, New York 10017

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(800) 537-2033

Andra S. Bolotin

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company of New York

489 Fifth Ave., 28th Floor

New York, New York 10017

(Name and Address of Agent for Service)

Copy to:

Ann B. Furman, Esq.

Carlton Fields Jorden Burt, P.A.

1025 Thomas Jefferson Street, N.W., Suite 400 West

Washington, D.C. 20007-5208

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

[X]	immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ]	on (date) pursuant to paragraph (b)(1) of Rule 485.

[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being offered: flexible premium variable universal life insurance policies.

Explanatory Note

This Post-Effective Amendment No. 17 incorporates by reference the prospectus dated April 21, 2017, included in Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 (File Nos. 333-144503; 811-22091) filed on April 21, 2017, pursuant to paragraph (b) of Rule 485.

COLI VUL-2 SERIES ACCOUNT

Flexible Premium Variable

Universal Life Insurance Policies

Issued by:

Great-West Life & Annuity Insurance Company of New York

489 Fifth Avenue, 28th Floor

New York, New York 10017

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It contains information in addition to the information in the prospectus for the Policy. The prospectus for the Policy, which we may amend from time to time, contains basic information you should know before purchasing a Policy. This Statement of Additional Information should be read in conjunction with the prospectus, dated April 21, 2017, which is available without charge by contacting Great-West Life & Annuity Insurance Company of New York (“Great-West of New York”) at 888-353-2654 or via e- mail at www.greatwest.com/executivebenefits.

April 21, 2017 (as updated, May 1, 2017)

General Information and History of Great-West of New York and the Series Account

Great-West Life & Annuity Insurance Company of New York (“Great-West of New York”) (formerly known as First Great-West Life & Annuity Insurance Company (“First Great-West”) and prior to that as Canada Life Insurance Company of New York (“CLNY”)) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. Great-West of New York operates in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York. Great-West of New York’s Home Office is located at 489 Fifth Avenue, 28th Floor, New York, New York 10017.

Great-West of New York is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

Effective December 31, 2005, First Great-West, a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company (now known as Great-West of New York). As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of the First Great-West, including the separate accounts of First Great-West Life, and it became directly liable for the First Great-West’s liabilities and obligations, including those with respect to the Contract supported by its separate accounts. On September 24, 2012, First Great-West Life & Annuity Insurance Company changed its name to Great- West Life & Annuity Insurance Company of New York.

We established the COLI VUL-2 Series Account of the Great-West of New York (the “Series Account”) in accordance with New York law on February 14, 2006. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York’s Superintendent of Financial Services (“Superintendent”), whose agents periodically conduct an examination of our financial condition and business operations. The investment policy of the Series Account may not be changed without any required approval of the Superintendent. The approval process will be on file with the Superintendent. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Independent Auditors

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the Company’s independent auditors.

The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights have so been included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. (“GWFS Equities”), an affiliate of Great-West of New York, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 (“Exchange Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

GWFS Equities has received no underwriting commissions in connection with this offering.

Licensed insurance agents will sell the Policy in New York. Such agents will be registered representatives of broker- dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 25% of Premium. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Administrative Services

Certain Administrative services are provided by Great-West to assist Great-West of New York in processing the Policies. These services are described in written agreements between Great-West and Great-West of New York. No compensation has been paid to Great-West in connection with these services for these Policies.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The financial statements of Great-West of New York as contained herein should be considered only as bearing upon Great-West of New York’s ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interests of Owners under the Policies are affected solely by the investment results of the Series Account.

2

Great-West Life & Annuity Insurance

Company of New York

(a wholly-owned subsidiary of

Great-West Life & Annuity Insurance

Company)

Balance Sheets as of December 31, 2016, and 2015

and Related Statements of Income, Comprehensive Income, Stockholder’s

Equity and Cash Flows for Each of the Three Years in the Period Ended

December 31, 2016, and Independent Auditors’ Report

Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver
USA
Tel: +1 303-292-5400
Fax: +1 303-292-5400
www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company of New York

White Plains, New York

We have audited the accompanying financial statements of Great-West Life & Annuity Insurance Company of New York (the “Company”) (a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company), which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of income, comprehensive (loss) income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2016, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company of New York as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the accompanying financial statements have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

March 31, 2017

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2016, and 2015

(In Thousands, Except Share Amounts)

	December 31,
	2016	2015
Assets

Investments:

Fixed maturities, available-for-sale, at fair value (amortized cost of $1,043,779 and $858,270)	$1,052,451	$867,319

Fixed maturities, held for trading, at fair value (amortized cost of $71,516 and $65,314)	69,393	65,306

Mortgage loans on real estate (net of allowances of $74 and $100)	99,497	105,503

Policy loans	26,010	24,408

Short-term investments, available-for-sale (amortized cost of $31,361 and $13,657)	31,361	13,657

Equity investments	130	133

Total investments	1,278,842	1,076,326

Other assets:

Cash	1,820	8,129

Reinsurance recoverable	4,192	5,266

Deferred acquisition costs (“DAC”)	27,396	20,661

Investment income due and accrued	10,174	8,728

Deferred income tax assets, net	7,093	7,429

Due from parent and affiliates	7,168	1,703

Other assets	6,063	9,842

Assets of discontinued operations	150	208

Separate account assets	664,046	617,440

Total assets	$2,006,944	$1,755,732

See notes to financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2016, and 2015

(In Thousands, Except Share Amounts)

	December 31,
	2016	2015
Liabilities and stockholder’s equity

Policy benefit liabilities:

Future policy benefits	$1,180,341	$978,578

Policy and contract claims	3,319	3,991

Policyholders’ funds	2,072	2,247

Provision for policyholders’ dividends	2,900	3,100

Undistributed earnings on participating business	15,573	17,024

Total policy benefit liabilities	1,204,205	1,004,940

General liabilities:

Due to parent and affiliates	1,191	2,787

Other liabilities	4,585	4,033

Liabilities of discontinued operations	150	208

Separate account liabilities	664,046	617,440

Total liabilities	1,874,177	1,629,408

Commitments and contingencies (See Note 12)

Stockholder’s equity:

Common stock, $1,000 par value, 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500

Additional paid-in capital	56,350	56,350

Accumulated other comprehensive income	2,892	2,832

Retained earnings	71,025	64,642

Total stockholder’s equity	132,767	126,324

Total liabilities and stockholder’s equity	$2,006,944	$1,755,732

See notes to financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Income

Years ended December 31, 2016, 2015, and 2014

(In Thousands)

	Year Ended December 31,
	2016	2015	2014

Revenues:

Premium income	$14,299	$13,759	$13,455

Fee income	19,032	16,965	11,735

Net investment income	39,201	37,907	37,243

Realized investment gains (losses), net:

Other realized investment gains (losses), net	3,860	1,645	1,430

Total realized investment gains (losses), net	3,860	1,645	1,430

Total revenues	76,392	70,276	63,863

Benefits and expenses:

Life and other policy benefits	16,230	19,152	19,962

Decrease in future policy benefits	(2,140)	(4,166)	(6,546)

Interest paid or credited to contract holders	21,544	17,801	15,784

Provision for policyholders’ share of (losses) earnings on participating business	(1,024)	(1,267)	(1,041)

Dividends to policyholders	2,646	2,971	3,296

Total benefits	37,256	34,491	31,455

General insurance expenses	29,197	20,944	18,892

Amortization of DAC	1,607	3,499	1,184

Total benefits and expenses	68,060	58,934	51,531

Income before income taxes	8,332	11,342	12,332

Income tax expense	1,949	3,701	4,145

Net income	$6,383	$7,641	$8,187

See notes to financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Comprehensive Income (Loss)

Years ended December 31, 2016, 2015, and 2014

(In Thousands)

	Year Ended December 31,
	2016	2015	2014
Net income	$6,383	$7,641	$8,187

Components of other comprehensive income (loss)

Unrealized holding gains (losses), net, arising on available-for-sale fixed maturity investments	1,163	(19,301)	20,782

Reclassification adjustment for (gains) losses, net, realized in net income	(1,107)	(878)	(269)

Net unrealized gains (losses), net, related to investments	56	(20,179)	20,513

Future policy benefits and DAC adjustments	36	5,070	(4,520)

Other comprehensive income (loss) before income taxes	92	(15,109)	15,993

Income tax expense (benefit) related to items of other comprehensive income	32	(5,287)	5,598

Other comprehensive income (loss)(1)	60	(9,822)	10,395

Total comprehensive income (loss)	$6,443	$(2,181)	$18,582

(1) Other comprehensive (loss) income includes the non-credit component of impaired (gains) losses on fixed maturities available-for-sale, net of future policy benefits, DAC and income taxes, in the amounts of $(103), $(160), and $(47) for the years ended December 31, 2016, 2015, and 2014, respectively.

See notes to financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Stockholder’s Equity

Years ended December 31, 2016, 2015, and 2014

(In Thousands, Except Share Amounts)

		Common stock		Additional paid-in capital		Accumulated other comprehensive (loss) income		Retained earnings		Total
Balances, January 1, 2014	$	2,500	$	56,350	$	2,259	$	48,814	$	109,923

Net income		—		—		—		8,187		8,187

Other comprehensive income, net of income taxes		—		—		10,395		—		10,395

Balances, December 31, 2014		2,500		56,350		12,654		57,001		128,505

Net income		—		—		—		7,641		7,641

Other comprehensive loss, net of income taxes		—		—		(9,822)		—		(9,822)

Balances, December 31, 2015		2,500		56,350		2,832		64,642		126,324

Net income		—		—		—		6,383		6,383

Other comprehensive income, net of income taxes		—		—		60		—		60

Balances, December 31, 2016	$	2,500	$	56,350	$	2,892	$	71,025	$	132,767

See notes to financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 2016, 2015, and 2014

(In Thousands)

	Year Ended December 31,
	2016	2015	2014
Cash flows from operating activities:

Net income	$6,383	$7,641	$8,187

Adjustments to reconcile net income to net cash provided (used in) by operating activities:

Losses allocated to participating policyholders	(1,024)	(1,267)	(1,041)

Amortization of premiums (accretion of discounts) on investments, net	2,673	2,871	2,697

Net realized (gains) losses on investments	(1,719)	(1,307)	(3,406)

Change in provision for mortgage loss	(26)	—	—

Net (purchases) proceeds of trading securities	(3,692)	(54,026)	57,164

Interest credited to contractholders	21,481	17,714	15,724

Depreciation and amortization	1,603	3,513	1,181

DAC	(8,146)	(5,505)	(6,250)

Deferred income taxes	303	1,163	2,296

Changes in assets and liabilities:

Policy benefit liabilities	(15,161)	(12,682)	(14,899)

Reinsurance recoverable	1,132	(715)	1,144

Investment income due and accrued	(1,446)	(317)	(764)

Other assets	3,661	(5,054)	(342)

Other liabilities	552	(1,988)	(673)

Net cash provided by (used in) operating activities	6,574	(49,959)	61,018

Cash flows from investing activities:

Proceeds from sales, maturities, and redemptions of investments:

Fixed maturities, available-for-sale	86,263	75,515	73,911

Mortgage loans on real estate	12,106	6,073	6,445

Other investments	24	18	115

Purchases of investments:

Fixed maturities, available-for-sale	(272,980)	(132,552)	(205,680)

Mortgage loans on real estate	(6,097)	(14,000)	(8,985)

Other investments	(9)	(6)	(3)

Net change in short-term investments	(17,704)	10,150	2,971

Policy loans, net	(1,281)	480	(890)

Net cash used in investing activities	(199,678)	(54,322)	(132,116)

See notes to financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 2016, 2015, and 2014

(In Thousands)

	Year Ended December 31,
	2016	2015	2014
Cash flows from financing activities:

Contract deposits	$272,175	$170,174	$138,908

Contract withdrawals	(78,319)	(62,396)	(62,095)

Change in due to/from parent and affiliates	(7,061)	4,912	(6,704)

Change in book overdrafts	—	(905)	536

Net cash provided by financing activities	186,795	111,785	70,645

Net (decrease) increase in cash	(6,309)	7,504	(453)

Cash, beginning of year	8,129	625	1,078

Cash, end of year	$1,820	$8,129	$625

Supplemental disclosures of cash flow information:
Net cash (paid) received during the year for income taxes	$(4,067)	$2,009	$(7,936)

See notes to financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

1.  Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). GWL&A is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of life insurance, retirement, and investment products to individuals, businesses, and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of New York and is subject to regulation by the New York State Department of Financial Services.

Basis of Presentation

The financial statements include the accounts of the Company and are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Reclassifications

Certain amounts in the summary of investments and fair value measurements table have been reclassified to conform to current year presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of DAC, valuation of policy benefit liabilities and the valuation of deferred tax assets or liabilities, net. Actual results could differ from those estimates.

The Company is a member of a controlled group. Therefore, its results may not be indicative of those of a stand-alone company.

Summary of significant accounting policies

Investments

Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity investments as available-for-sale which are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts, and deferred taxes, recorded in accumulated other comprehensive income (loss) (“AOCI”).

Premiums and discounts are recognized as a component of net investment income using the effective interest method, realized gains and losses are included in net realized investment gains (losses), and declines in value determined to be other-than-temporary are included in total other-than-temporary losses.

The Company also classifies certain fixed maturity investments as held-for-trading. Assets in the held-for-trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company recognizes the acquisition of its public fixed maturity investments on a trade date basis and its private placement investments on a funding date basis.

2.

Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, origination fees and mortgage provision allowances. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums, discounts, and origination fees are amortized to net investment income using the effective interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated through first position collateralization, guarantees, loan covenants, and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.

Policy loans are carried at their unpaid balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policy.

4.

Short-term investments include securities purchased with investment intent and with initial maturities of one year or less, and are generally carried at fair value which is approximated from amortized cost. They also include highly liquid money market securities that are traded in an active market and are carried at fair value.

5.

The Company participates in a securities lending program in which the Company lends fixed maturity securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within fixed maturities and

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

short-term investments in the accompanying consolidated balance sheets. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral. Some cash collateral may be reinvested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is recognized within collateral under securities lending agreements in the accompanying balance sheets. Non-cash collateral is not recognized as the Company does not have effective control.

6.

The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an OTTI has occurred on fixed maturity investments, where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a fixed maturity investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in AOCI. The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination. After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The difference between the new amortized cost basis and the future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets, inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•

Asset-backed, residential mortgage-backed, commercial mortgage-backed securities and collateralized debt obligations - new issue data, monthly payment information, collateral performance, and third party real estate analysis.

•	U.S. states and their subdivisions - material event notices.
•	Short-term investments - valued based on amortized cost with consideration of issuer credit quality.
•

Separate account assets - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows, and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3.

The fair value of certain investments in the separate accounts are estimated using net asset value per unit as a practical expedient and are excluded from the fair value hierarchy tables in Note 5. These net asset values are based on the fair value of the underlying investments less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

The policies and procedures utilized to review, account for, and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting, and reporting policies and procedures around the securities valuation process.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financing activities in the statement of cash flows. The book overdrafts in the amounts of zero and zero are included in other liabilities at December 31, 2016, and 2015, respectively.

Deferred acquisition costs

The Company incurs costs in connection with the acquisition of new and renewal insurance business. Costs that vary directly with and relate to the successful production of new business are deferred as DAC. These costs consist primarily of commissions, costs associated with the Company’s sales representatives and policy issuance and underwriting expenses related to the production of successfully acquired new business. A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received and applied to the deferrable costs. The recoverability of such costs is dependent upon the future profitability of the related business. Recoverability testing is performed for current issue year products to determine if gross revenues are sufficient to cover DAC and expenses. At least annually, loss recognition testing is performed on aggregated blocks of business to adjust the DAC balance.

DAC associated with the annuity products and flexible premium universal life insurance products is being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustment of this amount is made when the Company revises its estimates of current or future gross profits on an annual basis. DAC associated with traditional life insurance is amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying balance sheets. The Company issues variable annuity contracts and variable universal life contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and therefore, are not included in the Company’s statements of income.

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees, and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds.

Future policy benefits liabilities

Life insurance and annuity future benefits liabilities with life contingencies in the amounts of $608,968 and $523,191 at December 31, 2016, and 2015, respectively, are computed on the basis of assumed investment yield, mortality, morbidity and expenses, including a margin for adverse deviation. These future policy benefits are calculated as the present value of future benefits (including dividends) and expenses less the present value of future net premiums. The assumptions used in calculating the future policy benefits generally vary by plan, year of issue, and policy duration. Additionally, these future policy benefits are established for claims that have been incurred but not reported based on factors derived from past experience.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Annuity contract benefits liabilities without life contingencies in the amounts of $571,194 and $455,214 at December 31, 2016, and 2015, respectively, are established at the contract holder’s account value, which is equal to cumulative deposits and credited interest, less withdrawals and mortality and expense and/or administrative service charges. The Company’s general account also has some immediate annuities. Future benefits for immediate annuities without life contingent payouts are computed on the basis of assumed investment yield and expenses.

Reinsurance ceded

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance and modified coinsurance contracts. For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying balance sheets. Premiums, fee income and policyholder benefits are reported net of reinsurance ceded in the accompanying statements of income. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company strives to cede risks to highly rated, well-capitalized reinsurers. The Company monitors and evaluates the financial condition of reinsurers to minimize exposure to credit risk.

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. Claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities were $115,937 and $113,569 at December 31, 2016, and 2015, respectively. Participating business composed approximately 14% of the Company’s individual life insurance in-force at December 31, 2016, and 2015, and 41%, 46%, and 49% of individual life insurance premium income for the years ended December 31, 2016, 2015, and 2014, respectively. The policyholder’s share of net income on participating policies that cannot be distributed to the Company’s stockholder is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the balance sheets.

Revenue recognition

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned in fee income. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services, and investment advisory services are recognized when earned in fee income.

Net investment income

Interest income from fixed maturities, mortgage loans on real estate, and policy loans is recognized when earned.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Realized investment gains (losses)

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis.

Benefits and expenses

Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than enactments or changes in the tax laws or rules, are considered. A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

2.  Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). The update required assets being valued using net asset value (“NAV”) as a practical expedient to be excluded from the fair value hierarchy table. The update is effective for annual periods beginning after December 15, 2016, with early adoption permitted. The Company early adopted this ASU. The adoption of this ASU did not have an impact on the Company’s financial position or results of operations; however, the Company has investments in separate accounts for which fair value is estimated using NAV as a practical expedient. As such, the Company has retroactively applied this guidance as required by the ASU and removed $880 from the December 31, 2015, Level 2 investments in separate accounts in the fair value hierarchy table to conform to the current year presentation.

In May 2015, the FASB issued ASU 2015-09, Financial Services-Insurance: Disclosures about Short-Duration Contracts. The update requires that all years in the claims development table that precede the current reporting period and the related disclosure about the history of claims duration should be presented as required supplementary information. The update also includes a disclosure objective of providing information about claim frequency along with a description of methodologies for determining claim frequency information, unless it is impracticable to do so. The update is effective for annual reporting periods beginning after December 15, 2016, with early adoption permitted. The Company early adopted this ASU. The adoption of this ASU did not have a material effect on the Company’s financial position or results of operations.

Future adoption of new accounting pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”). The update outlines a comprehensive accounting model for revenue arising from customer contracts and supersedes most current revenue recognition guidance, including industry-specific guidance. While the update does not apply to insurance contracts within the scope of Topic 944, it does apply to fee income earned by the Company which includes fees from assets under management, assets under administration, shareholder servicing, administration and recordkeeping services, and investment advisory services. The core principle of the model requires that an entity recognizes revenue for the transfer of goods or services equal to the amount that it expects to be entitled to receive for those goods or services. The update also requires increased disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts. The FASB has also issued several updates to ASU 2014-09 including ASU 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (improving the operability and understandability of the implementation guidance on principal versus agent considerations), ASU 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licensing (reducing the cost and complexity of applying the guidance on identifying promised goods or services and to improve the operability and understandability of the licensing implementation guidance), ASU 2016-12, Revenue from Contracts with Customers: Narrow-Scope Improvements and Practical Expedients (amending the guidance on collectability, non cash consideration, presentation of sales tax, and transition)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

and ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers (amending the guidance on contract costs, certain disclosure requirements, etc.). In adopting ASU 2014-09, the Company may use either a full retrospective or a modified retrospective approach. The update is effective for annual periods beginning after December 15, 2018. Early adoption is permitted as of accounting periods beginning after December 15, 2016. The Company’s evaluation of ASU 2014-09 is ongoing and not complete. The FASB has issued and may issue in the future, interpretative guidance, which may cause the evaluation to change. While the Company anticipates some changes to revenue recognition, it does not currently believe ASU 2014-09 will have a material effect on its financial statements.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities.

The amendments in this update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments by requiring equity investments (except those accounted for under the equity method of accounting) to be measured at fair value with changes in fair value recognized in net income, simplify the impairment assessment of equity investments without readily determinable fair values by requiring a qualitative assessment to identify impairment, use of exit price notion when measuring the fair value of financial instruments for disclosure purposes, separate presentation of financial assets and liabilities by measurement category and form of financial assets (i.e. securities or loans and receivables) on the balance sheet or notes to the financial statements, eliminating the requirement to disclose the method and significant assumptions used to estimate fair value of a financial instrument measured at amortized cost on the balance sheet, requiring entities to present separately in other comprehensive income the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk (i.e. “own credit”) when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments, and clarify that an entity should evaluate the need for a valuation allowance on a deferred tax asset related to available-for-sale securities in combination with the entity’s other deferred tax assets. The update is effective for fiscal years beginning after December 15, 2018. The ASU also permits early adoption as of accounting periods beginning after December 15, 2017. The Company is currently evaluating the impact of this update on its financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments: Credit Losses: Measurement of Credit Losses on Financial Instruments. This update amends guidance on the impairment of financial instruments by adding an impairment model that is based on expected losses rather than incurred losses and is intended to result in more timely recognition of losses. The standard also simplifies the accounting by decreasing the number of credit impairment models that an entity can use to account for debt instruments. The update is effective for fiscal years beginning after December 15, 2020 and early adoption is permitted for fiscal years beginning after December 15, 2018. The Company is currently evaluating the impact of this update on its financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force). This update amends the guidance on the classification of certain cash receipts and payments on the statement of cash flows including debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments or other debt instruments with interest rates that are insignificant in relation to the effective interest rate of the borrowing, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate and bank-owned life insurance policies, distributions from equity method investees, beneficial interests in securitized transactions, and separately identifiable cash flows and application of the predominance principle. The update is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted. The Company is currently evaluating the impact of this update on its financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows: Restricted Cash (a consensus of the Emerging Issues Task Force). This update requires organizations to show the changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. As a result organizations will no longer present transfers between cash and cash equivalents and restricted cash and restricted cash equivalents in the statement of cash flows. The update is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted. The Company is currently evaluating the impact of this update on its financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

3.  Related Party Transactions

In the normal course of its business, the Company enters into reinsurance agreements with related parties. Included in the balance sheets are the following amounts related to reinsurance ceded to related parties:

	Year Ended December 31,
	2016	2015
Reinsurance recoverable	$3,327	$3,199

Included in the statements of income are the following related party amounts:

	Year Ended December 31,
	2016	2015	2014
Premium income	$(4,686)	$(4,397)	$(4,713)

Life and other policy benefits	(3,165)	(4,304)	(3,004)

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services and investment advisory services, as well as corporate support services which include general and administrative services, information technology services, and marketing services. The following table presents revenue, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

		Year Ended December 31,			Financial statement line
Description	Related party	2016	2015	2014

Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds.	GWFS Equities, Inc.(1)	$9,795	$6,533	$5,969	Fee income

Provides recordkeeping services.	GWL&A	2,096	2,145	1,981	Fee income

Receives investment advisory services.	GWL&A	(602)	(603)	(597)	Net investment income

Receives corporate support services.	GWL&A and The Canada Life Assurance Company (“CLAC “)(2)	10,888	7,027	6,947	General insurance expenses

Receives recordkeeping services. General insurance expenses are based on a per-participant rate based on cost.	FASCore, LLC (1)	1,164	4,030	3,142	General insurance expenses

Receives recordkeeping services. General insurance expenses are based on a per-participant rate based on market.	FASCore, LLC (1)	6,043	—	—	General insurance expenses

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2016	2015

GWFS Equities, Inc.(1)	On account	On demand	$2,359	$1,602
GWL&A	On account	On demand	—	101
Lifeco U.S.	On account	On demand	520	—
FASCore, LLC (1)	On account	On demand	4,222	—
Other related party receivables	On account	On demand	67	—

Total			$7,168	$1,703

(1) A wholly-owned subsidiary of GWL&A

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2016	2015

Lifeco U.S.	On account	On demand	$—	$1,804
GWL&A	On account	On demand	1,006	—
AAG, LLC (1)	On account	On demand	185	15
FASCore, LLC (1)	On account	On demand	—	840
CLAC (2)	On account	On demand	—	128

Total			$1,191	$2,787

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by GWL&A. The separate account balances in the accompanying balance sheets include GWL&A general account investment contracts of $9,016 and $7,967 at December 31, 2016, and 2015, respectively.

In addition, the Company and GWL&A have an agreement whereby GWL&A has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

4.  Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale and the non-credit-related component of OTTI in AOCI:

	December 31, 2016
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$53,709	$1,082	$987	$53,804	$—

Obligations of U.S. states and their subdivisions	40,222	4,197	36	44,383	—

Corporate debt securities	807,304	14,942	10,749	811,497	(189)

Asset-backed securities	49,444	1,475	1,164	49,755	(704)

Residential mortgage-backed securities	12,045	399	262	12,182	—

Commercial mortgage-backed securities	81,055	912	1,137	80,830	—

Total fixed maturities	$1,043,779	$23,007	$14,335	$1,052,451	$(893)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

	December 31, 2015
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$61,830	$1,499	$488	$62,841	$—

Obligations of U.S. states and their subdivisions	41,954	4,813	70	46,697	—

Foreign government securities	2,291	—	5	2,286	—

Corporate debt securities	626,343	13,136	10,784	628,695	(230)

Asset-backed securities	49,395	1,703	999	50,099	(870)

Residential mortgage-backed securities	17,076	569	376	17,269	—

Commercial mortgage-backed securities	59,381	553	502	59,432	—

Total fixed maturities	$858,270	$22,273	$13,224	$867,319	$(1,100)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

See Note 5 for additional discussion regarding fair value measurements.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

	December 31, 2016
	Amortized cost	Estimated fair value
Maturing in one year or less	$44,620	$45,391

Maturing after one year through five years	242,060	246,632

Maturing after five years through ten years	425,626	427,675

Maturing after ten years	160,836	162,638

Mortgage-backed and asset-backed securities	170,637	170,115

Total fixed maturities	$1,043,779	$1,052,451

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities classified as available-for-sale:

	Year Ended December 31,
	2016	2015	2014
Proceeds from sales	$45,201	$15,205	$15,595

Gross realized gains from sales	1,268	1,029	553

Gross realized losses from sales	39	—	1

Included in net investment income are unrealized gains (losses) of $(2,061), $(337), and $1,244 on held for trading fixed maturity investments still held at December 31, 2016, 2015, and 2014, respectively.

Mortgage loans on real estate - The following table summarizes the carrying value of the mortgage loan portfolio by component:

	December 31,
	2016	2015
Principal	$99,361	$105,320

Unamortized premium (discount) and fees, net	210	283

Mortgage provision allowance	(74)	(100)

Total mortgage loans	$99,497	$105,503

The recorded investment of the mortgage loan portfolio categorized as performing was $99,571 and $105,603 as of December 31, 2016, and 2015, respectively.

The following table summarizes activity in the mortgage provision allowance:

	Year Ended December 31,
	2016	2015	2014
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$100	$100	$100

Provision decreases	(26)	—	—

Ending balance	$74	$100	$100

Allowance ending balance by basis of impairment method:

Collectively evaluated for impairment	$74	$100	$100

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$99,571	$105,603	$97,724

Individually evaluated for impairment	—	3,907	3,980

Collectively evaluated for impairment	99,571	101,695	93,744

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Securities lending - The Company had no securities on loan under the program, and therefore no cash or securities held as collateral, at December 31, 2016, and 2015.

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of OTTI losses reported in AOCI, by class of investment:

	December 31, 2016
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$36,405	$987	$—	$—	$36,405	$987

Obligations of U.S. states and their subdivisions	3,213	36	—	—	3,213	36

Corporate debt securities	334,585	9,725	18,526	1,024	353,111	10,749

Asset-backed securities	15,289	497	8,698	667	23,987	1,164

Residential mortgage-backed securities	—	—	3,834	262	3,834	262

Commercial mortgage-backed securities	34,213	1,137	—	—	34,213	1,137

Total fixed maturities	$423,705	$12,382	$31,058	$1,953	$454,763	$14,335

Total number of securities in an unrealized loss position		111		13		124

	December 31, 2015
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$40,171	$488	$—	$—	$40,171	$488

Obligations of U.S. states and their subdivisions	3,191	70	—	—	3,191	70

Foreign government securities	2,286	5	—	—	2,286	5

Corporate debt securities	236,709	8,914	16,246	1,870	252,955	10,784

Asset-backed securities	17,694	512	3,878	487	21,572	999

Residential mortgage-backed securities	—	—	5,021	376	5,021	376

Commercial mortgage-backed securities	27,457	502	—	—	27,457	502

Total fixed maturities	$327,508	$10,491	$25,145	$2,733	$352,653	$13,224

Total number of securities in an unrealized loss position		94		12		106

Fixed maturity investments - Total unrealized losses and OTTI increased by $1,111 from December 31, 2015, to December 31, 2016. The increase in unrealized losses was across several asset classes and reflects higher interest rates at December 31, 2016, compared to December 31, 2015, resulting in lower valuations of these fixed maturity securities.

Total unrealized losses greater than twelve months decreased by $780 from December 31, 2015, to December 31, 2016. Corporate debt securities account for 52%, or $1,024, of the unrealized losses and OTTI greater than twelve months at December 31, 2016. These securities continue to be rated investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

Asset-backed and residential mortgage-backed securities account for 48% of unrealized losses and OTTI greater than twelve months at December 31, 2016. Of the $929 of unrealized losses and OTTI over twelve months on asset-backed and residential

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

mortgage-backed securities, 82% or $760 are on securities which continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

Other-than-temporary impairment recognition - The OTTI on fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year Ended December 31,
	2016	2015	2014
Beginning balance	$1,935	$1,982	$2,133

Reductions:

Due to increase in cash flows expected to be collected that are recognized over the remaining life of the security	(187)	(47)	(151)

Ending balance	$1,748	$1,935	$1,982

Net Investment Income The following table summarizes net investment income:
	Year Ended December 31,
	2016	2015	2014
Investment income:

Fixed maturity and short-term investments	$33,857	$32,191	$31,851

Mortgage loans on real estate	4,743	4,902	4,775

Policy loans	1,128	1,069	1,174

Other	75	348	40

	39,803	38,510	37,840

Investment expenses	(602)	(603)	(597)

Net investment income	$39,201	$37,907	$37,243

Realized Investment Gains (Losses)

The following table summarizes realized investment gains (losses):

	Year Ended December 31,
	2016	2015	2014
Realized investment gains (losses):

Fixed maturity and short-term investments	$3,781	$1,536	$1,335

Mortgage loans on real estate	73	103	75

Other	6	6	20

Realized investment gains	$3,860	$1,645	$1,430

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that is segmented for the benefit of the participating fund account. The amounts of net investment income allocated to the participating fund account were $4,362, $4,214, and $4,468 for the years ended December 31, 2016, 2015, and 2014, respectively. The amounts of realized investment gains (losses) allocated to the participating fund account were $426, $417, and $397 for the years ended December 31, 2016, 2015, and 2014, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

5.  Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2016
Assets:	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$53,804	$—	$53,804
Obligations of U.S. states and their subdivisions	—	44,383	—	44,383
Corporate debt securities	—	811,497	—	811,497
Asset-backed securities	—	49,755	—	49,755
Residential mortgage-backed securities	—	12,182	—	12,182
Commercial mortgage-backed securities	—	80,830	—	80,830

Total fixed maturities available-for-sale	—	1,052,451	—	1,052,451

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	—	65,119	—	65,119
Corporate debt securities	—	3,194	—	3,194
Commercial mortgage-backed securities	—	1,080	—	1,080

Total fixed maturities held for trading	—	69,393	—	69,393

Short-term investments available-for-sale	31,361	—	—	31,361
Separate account assets(1)	659,837	215	—	664,046

Total assets	$691,198	$1,122,059	$—	$1,817,251

(1) Included in the total fair value amount are $4 million of investments as of December 31, 2016, for which the fair value is estimated using net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy in connection with the adoption of ASU 2015-07.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2015
Assets:	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$62,841	$—	$62,841
Obligations of U.S. states and their subdivisions	—	46,697	—	46,697
Foreign government securities	—	2,286	—	2,286
Corporate debt securities	—	628,695	—	628,695
Asset-backed securities	—	50,099	—	50,099
Residential mortgage-backed securities	—	17,269	—	17,269
Commercial mortgage-backed securities	—	59,432	—	59,432

Total fixed maturities available-for-sale	—	867,319	—	867,319

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	—	61,029	—	61,029
Corporate debt securities	—	3,212	—	3,212
Commercial mortgage-backed securities	—	1,065	—	1,065

Total fixed maturities held for trading	—	65,306	—	65,306

Short-term investments available-for-sale	55	13,602	—	13,657
Separate account assets(1)	616,361	199	—	617,440

Total assets	$616,416	$946,426	$—	$1,563,722

(1) Included in the total fair value amount are $1 million of investments as of December 31, 2015, for which the fair value is estimated using net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy in connection with the adoption of ASU 2015-07.

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity investments

The fair values for fixed maturity investments are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments

The amortized cost of short-term investments is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuers. Included in short-term investments are highly liquid money market securities that are traded in an active market.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Separate account assets

Separate account assets include investments in mutual fund securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis.

Assets measured at fair value using significant unobservable inputs (Level 3)

The following tables present additional information about assets measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

Recurring Level 3 financial assets
Year Ended December 31, 2016
Fixed maturities available-for-sale
Asset-backed securities
Balance, January 1, 2016	$—

Realized and unrealized gains (losses) included in:

Other comprehensive income (loss)	—

Balance, December 31, 2016	$—

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2016	$—

Recurring Level 3 financial assets
Year Ended December 31, 2015
Fixed maturities available-for-sale
Asset-backed securities
Balance, January 1, 2015	$—

Realized and unrealized gains (losses) included in:

Other comprehensive income (loss)	—

Balance, December 31, 2015	$—

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2015	$—

Recurring Level 3 financial assets
Year Ended December 31, 2014
Fixed maturities available-for-sale
Asset-backed securities
Balance, January 1, 2014	$3,991

Transfers out of Level 3 (1)	(3,991)

Balance, December 31, 2014	$—

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2014	$—

(1)	Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments not carried at fair value on a recurring basis:

	December 31, 2016		December 31, 2015
Assets	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Mortgage loans on real estate	$99,497	$101,592	$105,503	$110,283

Policy loans	26,010	26,010	24,408	24,408

Liabilities
Annuity contract benefits without life contingencies	$571,194	$554,578	$455,214	$441,393

Policyholders’ funds	2,072	2,072	2,247	2,247

The methods and assumptions used to estimate the fair value of financial instruments not carried at fair value on a recurring basis are summarized as follows:

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. The estimated fair value was classified as Level 2.

Policy loans

Policy loans are funds provided to policyholders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates their carrying value. The estimated fair value is classified as Level 2.

Annuity contract benefits without life contingencies

The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk. The estimated fair value was classified as Level 2.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest credited rates with 30 days notice. The estimated fair value was classified as Level 2.

6.  Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term and coinsurance contracts. On existing business, the Company retains a maximum of $250 of coverage per individual life. For new term life insurance policies, the Company retains 100% of the first $50 of coverage per individual life and 50% of coverage in excess of $50 up to a maximum retention of $250 per individual life. For new business-owned life insurance policies, the Company retains 100% of the first $250 per individual life. New term and business-owned life insurance policies are reinsured to GWL&A. The Company does not assume business under reinsurance agreements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2016 and 2015, the reinsurance receivables had carrying values in the amounts of $4,192 and $5,266, respectively. Included in these amounts are $3,327 and $3,199 at December 31, 2016 and 2015, respectively, associated with reinsurance agreements with related parties. At December 31, 2016 and 2015, 18% and 23%, respectively, of the total reinsurance receivable was due from GWL&A. In addition, 62% and 38%, respectively, of the total reinsurance receivable was due from CLAC at December 31, 2016 and 2015.

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2016:

	Written and earned direct	Reinsurance ceded	Net
Life insurance in-force:
Individual	$3,262,704	$(1,589,747)	$1,672,957

Premium income:
Life insurance	$22,437	$(8,138)	$14,299

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2015:

	Written and earned direct	Reinsurance ceded	Net
Life insurance in-force:
Individual	$3,228,154	$(1,647,190)	$1,580,964

Premium income:
Life insurance	$21,111	$(7,352)	$13,759

The following tables summarize total premium income for the year ended December 31, 2014:

	Written and earned direct	Reinsurance ceded	Net
Premium income:
Life insurance	$20,802	$(7,347)	$13,455

Reinsurance recoveries for life and other policy benefits were $5,301, $6,840, and $4,976 for the years ended December 31, 2016, 2015, and 2014, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

7.  Deferred Acquisition Costs

The following table summarizes activity in DAC:

	2016	2015	2014
Balance, January 1,	$20,661	$15,481	$12,761

Capitalized additions	8,146	5,106	6,248

Amortization and writedowns	(1,607)	(3,499)	(1,184)

Unrealized investment (gains) losses	196	3,573	(2,344)

Balance, December 31,	$27,396	$20,661	$15,481

8.  Stockholder’s Equity and Dividend Restrictions

The Company had 10,000 shares of $1,000 par value common stock authorized, 2,500 of which were issued and outstanding at December 31, 2016, and 2015.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners (“NAIC”), is as follows:

	Year Ended December 31,				December 31,
	2016	2015	2014		2016	2015
Net (loss) income	$(1,944)	$5,392	$1,510	Capital and surplus	$86,725	$88,786

Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level risk-based capital (“ACL”), as determined in accordance with statutory accounting principles and practices as prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is 200% of ACL. The Company’s risk-based capital ratio was in excess of the required amount as December 31, 2016.

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below.

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $2,250 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of New York, without prior approval of the Superintendent, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Statutory capital and surplus and net gain from operations at and for the year ended December 31, 2016 were $86,725 and $(1,944), respectively. Based on the as filed amounts, the Company may not pay dividends during the year ended December 31, 2017 without the approval of the New York Superintendent of Financial Services. Prior to any payment of dividends in 2017, the Company will seek approval from the Superintendent.

9.  Other Comprehensive Income

The following tables present the accumulated balances for each classification of other comprehensive income (loss):

	Year Ended December 31, 2016
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Future policy benefits and DAC adjustments	Total
Balances, January 1, 2016	$4,699	$(1,867)	$2,832

Other comprehensive income (loss) before reclassifications	756	24	780

Amounts reclassified from AOCI	(720)	—	(720)

Net current period other comprehensive income (loss)	36	24	60

Balances, December 31, 2016	$4,735	$(1,843)	$2,892

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Year Ended December 31, 2015
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Future policy benefits and DAC adjustments	Total
Balances, January 1, 2015	$17,816	$(5,162)	$12,654

Other comprehensive income (loss) before reclassifications	(12,546)	3,295	(9,251)

Amounts reclassified from AOCI	(571)	—	(571)

Net current period other comprehensive income (loss)	(13,117)	3,295	(9,822)

Balances, December 31, 2015	$4,699	$(1,867)	$2,832

	Year Ended December 31, 2014
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Future policy benefits and DAC adjustments	Total
Balances, January 1, 2014	$4,483	$(2,224)	$2,259

Other comprehensive income (loss) before reclassifications	13,508	(2,938)	10,570

Amounts reclassified from AOCI	(175)	—	(175)

Net current period other comprehensive income (loss)	13,333	(2,938)	10,395

Balances, December 31, 2014	$17,816	$(5,162)	$12,654

The following tables present the composition of other comprehensive income (loss):

	Year Ended December 31, 2016
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount

Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$1,163	$(407)	$756

Reclassification adjustment for (gains) losses, net, realized in net income	(1,107)	387	(720)

Net unrealized gains (losses) related to investments	56	(20)	36

Future policy benefits and DAC adjustments	36	(12)	24

Net unrealized gains (losses)	92	(32)	60

Other comprehensive income (loss)	$92	$(32)	$60

	Year Ended December 31, 2015
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$(19,301)	$6,755	$(12,546)

Reclassification adjustment for (gains) losses, net, realized in net income	(878)	307	(571)

Net unrealized gains (losses) related to investments	(20,179)	7,062	(13,117)

Future policy benefits and DAC adjustments	5,070	(1,775)	3,295

Net unrealized gains (losses)	(15,109)	5,287	(9,822)

Other comprehensive income (loss)	$(15,109)	$5,287	$(9,822)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Year Ended December 31, 2014
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$20,782	$(7,274)	$13,508

Reclassification adjustment for (gains) losses, net, realized in net income	(269)	94	(175)

Net unrealized gains (losses) related to investments	20,513	(7,180)	13,333

Future policy benefits and DAC adjustments	(4,520)	1,582	(2,938)

Net unrealized gains (losses)	15,993	(5,598)	10,395

Other comprehensive income (loss)	$15,993	$(5,598)	$10,395

The following table presents the reclassifications from accumulated other comprehensive income (loss):

	Year Ended December 31,
	2016	2015	2014
Details about accumulated other comprehensive income (loss) components	Amount reclassified from accumulated other comprehensive income (loss)			Affected line item in the statement where net income is presented
Unrealized holdings (gains) losses, net, arising on fixed maturities, available-for-sale	$(1,107)	$(878)	$(269)	Other realized investment (gains) losses, net

	(1,107)	(878)	(269)	Total before tax

	(387)	(307)	(94)	Tax expense or benefit

Total reclassification	$(720)	$(571)	$(175)	Net of tax

10.  General Insurance Expenses

The following table summarizes the significant components of general insurance expenses:

	Year Ended December 31,
	2016	2015	2014
Commissions	$14,818	$11,763	$11,759

Compensation	7,272	7,263	6,732

Other	7,107	1,918	401

Total general insurance expenses	$29,197	$20,944	$18,892

11.  Income Taxes

The provision for income taxes is comprised of the following:

	Year Ended December 31,
	2016	2015	2014
Current	$1,646	$2,538	$1,849

Deferred	303	1,163	2,296

Total income tax provision	$1,949	$3,701	$4,145

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective income tax rate:

	Year Ended December 31,
	2016	2015	2014
Statutory federal income tax rate	35.0%	35.0%	35.0%

Income tax effect of:

Tax Credits	(7.1)%	— %	— %

Other, net	(4.5)%	(2.4)%	(1.4)%

Effective income tax rate	23.4%	32.6%	33.6%

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities, is as follows:

	December 31,
	2016		2015
	Deferred tax asset	Deferred tax liability	Deferred tax asset	Deferred tax liability
Policyholder reserves	$2,459	$—	$3,280	$—

Deferred acquisition costs	—	323	322	—

Investment assets	—	2,580	—	3,545

Policyholder dividends	1,015	—	1,085	—

Deferred director’s fees	331	—	293	—

Earnings on participating business	5,450	—	5,958	—

Tax credits	850	—	—	—

Other	—	109	36	—

Total deferred taxes	$10,105	$3,012	$10,974	$3,545

The deferred tax liability amounts presented for investment assets above include $1,557 and $1,525 related to the unrealized (gains) losses on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2016, and 2015, respectively.

The Company and its ultimate U.S. parent, Lifeco U.S., have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2012 and prior. Tax years 2013 through 2015 are open to federal examination by the Internal Revenue Service. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The Company generated $166 of foreign tax credit carry forwards during the year ended December 31, 2016. During the years ended December 31, 2010 through December 31, 2015, the Company generated credit carryforwards of $684. The Company determined in 2016 that it will amend its prior year previously filed federal income tax returns in order to elect to claim foreign tax credits in lieu of foreign tax expense. The credit will begin to expire in 2020.

Included in due to parent and affiliates at December 31, 2016 is $520 of income taxes receivable to affiliates related to the consolidated income tax return filed by GWL&A and certain subsidiaries. Included in due from parent and affiliates at December 31, 2015 is $1,804 of income taxes payable from affiliates related to the consolidated income tax return filed by GWL&A and certain subsidiaries.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

12.  Commitments and Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations or cash flows.

The Company makes commitments to fund investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2016, and 2015, were $13,000 and zero, respectively, all of which is due within one year from the dates indicated.

13.  Subsequent Event

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s financial statements through March 31, 2017, the date on which the Company’s financial statements were issued. No subsequent event has occurred requiring its recognition or disclosure in the Company’s financial statements.

PART C: OTHER INFORMATION

Item 26.	Exhibits

(a)

Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to Registrant’s Initial Registration on Form N-6 filed on July 12,2007. (File No. 333-144503).

	(b)	Custodian Agreements. None.

(c)

Underwriting Contracts. Copy of underwriting contract between First Great-West Life & Annuity Insurance Company (“First Great-West”) (now known as Great-West Life & Annuity Insurance Company of New York (“Great-West of New York”)) and GWFS Equities, Inc. is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

	(d)	Policies.

1)

Specimen Policy (Form J355NYr1-CSO) is incorporated by reference to Registrant’s Post- Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 19, 2008 (File No. 333-144503).

		2)	Specimen Change of Insured Rider is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

3)

Specimen Term Life Insurance Rider (Form J355NYrider-CSO) is incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 19, 2008 (File No. 333-144503).

4)

Fixed Account Endorsement (Form J379NY) is incorporated by reference to Registrant’s Post- Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 19, 2008 (File No. 333-144503).

5)

Specimen Policy Endorsement (Form NY-J801) is incorporated by reference to Registrant’s Post- Effective Amendment No. 10 to Registration Statement on Form N-6 as filed on September 27, 2012 (File No. 333-144503).

6)

Name Change Endorsement (Form J495ny) is incorporated by reference to Registrant’s Post- Effective Amendment No. 10 to Registration Statement on Form N-6 as filed on September 27, 2012 (File No. 333-144503).

7)

Specimen Policy (Form J355rev3-ny) is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to Registration Statement on Form N-6 as filed on February 28, 2014 (File No. 333-144503).

	(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007 (File No. 333-144503).

	(f)	1)	Depositor’s Charter. The Charter of Depositor is incorporated by reference to Registrant’s Post- Effective Amendment No. 14 on Form N-6 as filed on April 29, 2015 (File Nos. 333-144503 and 811-22091).

		2)	Bylaws of Depositor. The Bylaws of Depositor are incorporated by reference to Registrant’s Post-Effective Amendment No. 14 on Form N-6 as filed on April 29, 2015 (File Nos. 333-144503 and 811-22091).

	(g)	Reinsurance Contracts.

1)

Automatic YRT Reinsurance Agreement Effective October 1, 2008 between Great-West and The Canada Life Assurance Company, Amendment 1 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 and Amendment 2 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6

on April 25, 2011 (File No. 333-146241).

2)

Automatic/Facultative YRT Guaranteed Issue and Fully Underwritten Reinsurance Agreement between Great-West and RGA Reinsurance Company effective May 1, 2010 is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great- West of New York on Form N-6 on April 25, 2011 (File No. 333-146241).

3)

Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and SCOR Global Life U.S. Re Insurance Company effective May 1, 2010 is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 25, 2011 (File No. 333-146241).

4)

Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and Hannover Life Reassurance Company of America effective May 1, 2010 is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 25, 2011 (File No. 333-146241).

(h)	Participation Agreements.

1)

Participation Agreement among Great-West of New York, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated April 30, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 1 to Form N-6 filed on April 25, 2008. (File No. 333-144503).

2)

Amendment No. 1 to Participation Agreement among First Great-West (now known as Great- West of New York), AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc. dated November 15, 2007 is incorporated by reference to Registrant’s Post Effective Amendment No. 1 to Form N-6 filed on April 25, 2008. (File No. 333-144503).

3)

Fund Participation Agreement among Great-West Life & Annuity Insurance Company (“Great- West”), American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

4)

First Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

5)

Second Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated May 1, 2002, incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

6)

Third Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated April 26, 2005, is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 29, 2005 (File No. 333-70963).

7)

Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), American Century Investment Management, Inc., and Fund Distributors, dated September 17, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007. (File No. 333-146241).

8)

Fund Participation Agreement between Great-West, First Great-West (now known as Great-West of New York), American Funds Insurance Series and Capital Research and Management Company, dated January 28, 2008 is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post-Effective Amendment No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

	9)	Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 29, 2005 (File No. 333-70963).

10)

First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007. (File No. 333-146241).

11)

Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series Account of Great- West on Form S-6 filed on April 24, 2002 (File No. 333-70963).

12)

Amendment to Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series Account of Great-West to Form S-6 filed on April 24, 2002 (File No. 333-70963).

13)

Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

14)

Second Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 29, 2005 (File No. 333-70963).

15)

Third Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

16)

Fourth Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to the Initial Registration Statement of to the COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007. (File No. 333-146241).

17)

Fund Participation Agreement among First Great-West (now known as Great- West of New York), Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Variable Insurance Products Fund V, dated September 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007 (File No. 333-146241).

18)

Participation Agreement among Janus Aspen Series, Janus Distributors, LLC, and First-Great- West (now known as Great-West of New York), dated December 18, 2008 is incorporated by reference to Registrant’s Post Effective Amendment No. 1 to Form N-6 filed on April 25, 2008. (File No. 333-144503).

19)

Agreement between Great-West and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) is incorporated by reference to Post-Effective Amendment No. 13 the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

20)

First Amendment to Agreement between Great-West, Maxim Series Fund (now known as Great- West Funds, Inc.) and First Great-West(now known as Great- West of New York), dated November 1, 2007 is incorporated by reference to Pre- Effective Amendment No. 1 to the Registration Statement of COLI

VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

21)

Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series Account of Great-West Form S-6 filed on April 24, 2002 (File No. 333-70963).

22)

Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

23)

Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Post- Effective Amendment No. 10 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on May 3, 2004 (File No. 333-70963).

24)

First Amendment to Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First-Great-West (now known as Great-West of New York) dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

25)

Fund Participation among Great-West, First Great-West (now known as Great- West of New York), Putnam Variable Insurance Trust and Putnam Retail Management Limited Partnership, dated April 30, 2008, is incorporated by reference to COLI VUL-2 Series Account of Great- West’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 filed on September 30, 2008. (File No. 333-70963).

26)

Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post-Effective Amendment No. 14 to Form N-6 on April 30, 2007 (File No. 333-70963).

27)

Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investment VIT Funds (formerly Scudder Investment VIT Funds), Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

28)

First Amendment to Fund Participation Agreement among Great West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investment VIT Funds (formerly Scudder Investment VIT Funds), Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007. (File No. 333-146241).

29)

Second Amendment to Fund Participation Agreement among Great West, First Great-West (now known as Great-West of New York), DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investment VIT Funds (formerly Scudder Investment VIT Funds); Deutsche Investment Management Americas, Inc., and DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 of Great-West of New York on Form N-6 filed on September 21, 2007. (File No. 333-146241).

30)

Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Great-West and First Great-West (now known as Great-West of New York) dated October 11, 2007 is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post Effective Amendment No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

31)

Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 16, 2010 (File No. 333-70963).

32)

Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 16, 2010 (File No. 333-70963).

33)

Second Amendment to the Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 16, 2010 (File No. 333-70963).

34)

Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance Trust, and Goldman, Sachs & Co. dated April 25, 2013 is incorporated by reference to Post Effective Amendment No. 27 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 26, 2013 (File No. 333-70963).

35)

Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), MFS Variable Insurance Trust I (now known as MFS Variable Insurance Trust), MFS Variable Insurance Trust II, and MFS Fund Distributors, Inc., dated April 1, 2011, is filed herewith.

(i)	Administrative Contracts. None.

(j)

Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

(k)

Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

(l)

Actuarial Opinion. Opinion of an actuarial officer of First Great-West (now known as Great- West of New York) with respect to the illustrations is incorporated by reference to Registrant’s Initial Statement on Form N-6 filed on July 12, 2007 (File No. 333-144503).

(m)	Calculation: Not Applicable

(n)	Consents.

	1)	Legal Consent of Carlton Fields Jorden Burt, P.A. is filed herewith.

	2)	Written consent of Deloitte & Touche LLP is filed herewith.

(o)	Omitted Financial Statements: None

(p)	Initial Capital Agreements. None

(q)	Redeemability Exemption. None.

(r)	Powers of Attorney for Messrs. Bernbach, A. Desmarais, P. Desmarais, Jr., Katz, Orr, Ryan, Jr., Selitto and Walsh are filed herewith:

Item 27. Directors and Officers of the Depositor.

Name	Principal Business Address	Positions and Offices with Depositor

R.J. Orr	(4)	Chairman of the Board

M.D. Alazraki	Manatt, Phelps & Phillips, LLP 7 Times Square, 23rd Floor New York, NY 10036	Director

J.L. Bernbach	32 East 57th Street, 10th Floor New York, New York 10022	Director

A.R. Desmarais	(4)	Director

P.G. Desmarais, Jr.	(4)	Director

S.Z. Katz	Fried Frank Harris Shriver & Jacobson 400 E. 57th Street, 19-E New York, NY 10022	Director

T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director

J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director

B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director

A.S. Bolotin	(2)	President and Chief Executive Officer

E.F. Murphy, III	(2)	President, Empower Retirement

D.L. Musto	(2)	President, Great-West Investments

R.K. Shaw	(2)	President, Individual Markets

E.P. Friesen	(2)	Chief Investment Officer, General Account

K.I. Schindler	(3)	Chief Compliance Officer

R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary

W.S. Harmon	(2)	Head of Core Markets

R.J. Laeyendecker	(2)	Senior Vice President, Executive Benefits Markets

D.G. McLeod	(2)	Senior Vice President, Product Management

S.M. Gile	(2)	Vice President, Individual Markets

K.T. Ledwos	(2)	Vice President and Actuary

R.L. Logsdon	(3)	Associate General Counsel & Associate Secretary

B.P. Morris	(2)	Regional Vice President, 401(k)

D.S. Muhlhauser	(2)	Vice President, Internal Audit

K.S. Roe	(2)	Vice President and Treasurer

K. Noble	(3)	Secretary, Audit Committee

Name	Principal Business Address	Positions and Offices with Depositor

F. Peurye	(2)	Vice President, Taxation

B.R. Hudson	(3)	Senior Counsel and Associate Secretary

D.C. Larsen	(3)	Senior Counsel and Assistant Secretary

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)	8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)	8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 28. Person Controlled by or Under Common Control with the Depositor or the Registrant.

The Registrant is a separate account of Great-West Life & Annuity Insurance Company of New York, a stock life insurance company organized under the laws of the State of New Y ark (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set out below.

Organizational Chart – December 31, 2016

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
59.22% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2016 414,461,536 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 903,009,256.

Pansolo Holding Inc. owns directly 48,363,392 SVS and 48,638,392 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 534,747,312 or 59.22% of the total voting rights attached to the shares of PCC.

II. OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a voting interest in the following entities:

A. Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
67.880% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (40% owned by Great-West Life & Annuity Insurance Capital, LP)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (40% owned by Great-West Life & Annuity Insurance Capital, LP II)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC II (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II)
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)

100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
50.0% - Westkin Properties Ltd.
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
100.0% - Singer Collateral Trust V
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Securities, LLC

B. Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
67.880% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
95.84% - Putnam Investments, LLC (4.16% owned by Putnam senior management)
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam Holdings, LLC
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
82.02% - PanAgora Asset Management, Inc. (16.08% owned by Nippon Life Insurance Company, 3% non voting by management)
100.0% - Putnam GP Inc.

1.0% - TH Lee Putnam Equity Managers LP (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, L.L.C.
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - Putnam Mortgage Opportunities Company
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings LLC
100.0% - Putnam Investments Canada ULC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited

C. The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
67.880% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60.0% owned by GWL&A Financial Inc.)
1.0% - Great-West Life & Annuity Insurance Capital, LP II (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60.0% owned by GWL&A Financial Inc.)
100.0% - 2171866 Ontario Inc
1.0% - Great-West Lifeco Finance (Delaware) LP II (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - 9855297 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)

100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100% - S-8025 Holdings Ltd.
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc.
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - 647679 B.C. Ltd.
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust

70.0% - RMA Realty Holdings Corporation Ltd. (30.0% owned by London Life Insurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
69.9% - RMA Real Estate LP (30.0% owned by London Life Insurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)
70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
40.0% - PVS Preferred Vision Services Inc.
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.

 0.001% - 7420928 Manitoba limited Partnership (24.99% owned each by The Great-West Life Assurance Company, London Life Insurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada)

100.0% - 7419539 Manitoba Ltd.
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Realty Holdings Corporation Ltd. (70% owned by The Great-West Life Assurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.)
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.

100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.

24.99%- 7420928 Manitoba limited Partnership (24.99% limited partner interest each held by The Great-West Life Assurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.001% interest)

100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
100.0% - 177545 Canada Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
10.6% - London Reinsurance Group Inc. (89.4% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)
75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)

24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and the Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.001% interest)

100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited

100.0% - Canada Life Group Holdings Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - The Canada Life Group (U.K.) Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited(78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - London Life and General Reinsurance dac
100.0% - Canada Life International Re dac
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
7.0% - Irish Association of Investment Managers CLG
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life Limited
30.45% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% Canada Life (Ireland) Limited

100.0% Irish Life Health dac
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
100.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Brokers Ltd.
100.0% - Cornmarket Insurance Services Limited
25.0% EIS Financial Services Limited (75.0% interest unknown)
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Savings & Investments Ltd.
100.0% - Gregan McGuiness (Life & Pensions) Ltd.
100.0% - Penpro Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
30.43% - Allianz-Irish Life Holdings plc.
100.0% - Irish Life Assurance plc.
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Office Park De Mont-St-Guibert A S.A.
100.0% - Office Park De Mont-St-Guibert B S.A.
100.0% - Office Park De Mont-St-Guibert C S.A.
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited

100.0% - Canada Life Capital Bermuda II Limited
100.0% - The Canada Life Insurance Company of Canada

24.99%- 7420928 Manitoba limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.001% interest)

100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - 587443 Ontario Inc.
100.0% - Canada Life Mortgage Services Ltd.
100.0% - Adason Properties Limited
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation

61.506% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0965311 B.C. Ltd.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - I.G. Investment Corp.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie Investments PTE. Ltd.
100.0% - Mackenzie U.S. Fund Management Inc.
96.94% - Investment Planning Counsel Inc. (and 3.06% owned by Management of IPC)
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
88.89% - IPC Portfolio Services Inc. (and 11.11% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
37.74% - Portag3 Ventures LP
32.8% - Springboard LP
69.7% - WealthSimple Financial Corp.
15.0% - Personal Capital Corporation

E. Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.591% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
51.9% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
6.8% - Pernod Ricard (7.5% in capital)
16.9% - Umicore
20.0% - Ontex
7.5% - adidas
0.4% - LTI One
1.2% - Sagerpar
100.0% - Belgian Securities B.V.
Capital
69.6% - Imerys (53.7% in capital)
100.0% - Brussels Securities
Capital
99.6% - LTI One
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC
0.1% - Groupe Bruxelles Lambert
100.0% - FINPAR
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar
3.3% - Groupe Bruxelles Lambert
10.0% - GBL Participations SA
100.0% - GBL Energy S.á.r.l.
Capital
1.8% - adidas
0.7% - Total SA (1.2% in capital)
100.0% - GBL Verwaltung GmbH (in liquidation)
100.0% - GBL Finance & Treasury
90.0% - GBL Participations SA
67.4% - Serena S.á.r.l.
Capital
16.2% - SGS
100.0% - Eliott Capital

Capital
9.4% - LafargeHolcim
100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
100.0% - Sienna Capital S.á.r.l
Capital
10.9% - Sagard FCPR
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
26.9% - Sagard 3 Millésime 1 FPCI
29.6% - Kartesia Credit Opportunities I SCA, SICAV-SIF
22.2% - Kartesia Management SA
50.0% - Ergon Capital Partners SA
5.9% - Ergon Capital SA
42.4% - Ergon Capital Partners II SA
89.9% - Ergon Capital Partners III SA
15.1% - Mérieux Participations SAS
37.7% - Mérieux Participations 2 SAS
100.0% - PrimeStone Capital Parallel Vehicle SCS
1.7% - PrimeStone Capital Special Limited Partner SCSp
9.8% - BDT Capital Partners Fund II (INT),L.P.
100.0% - Sienna Capital International
100.0% - GBL Finance S.á.r.l
32.6% - Serena S.á.r.l
1.0% - Engie (0.6% in capital)
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG

F. Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse, ltée
100.0% - Nuglif inc.
100.0% - Cyberpresse Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - Les Éditions Gesca Ltée
100.0% - Les Éditions Plus Ltée
50.0% - Workopolis

25.0% - Olive Média
100.0% - Square Victoria C.P. Holding Inc.
33.3% - Canadian Press Enterprises Inc.
100.0% - Pagemasters North America Inc.

G. Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
10.0% - China Asset Management Limited

H. Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - 3540529 Canada Inc.
18.75% - Société Immobiliére HMM
1.19% - Quinstreet Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
32.5% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
100.0% - Schooltop Solar LP
85.0% - Reliant First Nations LP
100.0% - PSI Solar Finance 1 LP
100.0% - MOM Solar LP
100.0% - Potentia Solar 5 LP
100.0% - Potentia Solar 14 LP
100.0% - Minnesota Solar, LLC
75.0% - Paintearth Wind Project LP
75.0% - Stirling Wind Project LP
75.0% - Wheatland Wind Project LP
100.0% - Power Renewable Energy Corporation
100.0% - Sequoia Energy Inc.

100.0% - Power Energy Eagle Creek Inc.
60.0% - Power Energy Eagle Creek LLP
52.0% - Eagle Creek Renewable Energy, LLC
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 9808655 Canada Inc.
100.0% - 9958363 Canada Inc.
100.0% - Sagard Holdings Participation US LP
25.0% - Sagard Holdings Inc. (non voting)
100.0% - Sagard Holdings Participation Inc.
75.0% - Sagard Holdings Inc.
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
97.3% - Vein Clinics of America
100.0% - 1069759 B.C. Unlimited Liability Company
96.7% - IntegraMed America, Inc.
50.0% - 9938982 Canada Inc.
100.0% - 9990089 Canada Inc.
100.0% - Power Corporation of Canada Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I. Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - 8677964 Canada Inc.
100.0% - 9194649 Canada Inc.

67.2% - Springboard L.P.
69.7% - WealthSimple Financial Corp. (67.8% equity)
100.0% - Wealthsimple Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - CSA Computing Inc.
100.0% - Wealthsimple US, Ltd.
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Technologies Inc.
100.0% - PFC Ventures Inc.
100.0% - Portag3 Ventures GP Inc.
24.52% - Portag3 Ventures L.P.
100.0% - 9917837 Canada Inc.
50.0% - Diagram Ventures GP Inc. (9629262 Canada Inc.)

Item 29. Indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions exist under the New York Corporate Code and the Bylaws of Great-West of New York whereby Great-West of New York may indemnify a director, officer or controlling person of Great-West of New York against any liability incurred in his or her official capacity. The following excerpts contain the substance of these provisions:

New York Business Corporation Law

Section 719. Liability of directors in certain cases

(a)

Directors of a corporation who vote for or concur in any of the following corporate actions shall be jointly and severally liable to the corporation for the benefit of its creditors or shareholders, to the extent of any injury suffered by such persons, respectively, as a result of such action:

(1)

The declaration of any dividend or other distribution to the extent that it is contrary to the provisions of paragraphs (a) and (b) of section 510 (Dividends or other distributions in cash or property).

(2)	The purchase of the shares of the corporation to the extent that it is contrary to the provisions of section 513 (Purchase or redemption by a corporation of its own shares).

(3)

The distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors under articles 10 (Non-judicial dissolution) or 11 (Judicial dissolution).

(4)	The making of any loan contrary to section 714 (Loans to directors).

(b)

A director who is present at a meeting of the board, or any committee thereof, when action specified in paragraph (a) is taken shall be presumed to have concurred in the action unless his dissent thereto shall be entered in the minutes of the meeting, or unless he shall submit his written dissent to the person acting as the secretary of the meeting before the adjournment thereof, or shall deliver or send by registered mail such dissent to the secretary of the corporation promptly after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action. A director who is absent from a meeting of the board, or any committee thereof, when such action is taken shall be presumed to have concurred in the action unless he shall deliver or send by registered mail his dissent thereto to the secretary of the corporation or shall cause such dissent to be filed with the minutes of the proceedings of the board or committee within a reasonable time after learning of such action.

(c)

Any director against whom a claim is successfully asserted under this section shall be entitled to contribution from the other directors who voted for or concurred in the action upon which the claim is asserted.

(d)	Directors against whom a claim is successfully asserted under this section shall be entitled, to the extent of the amounts paid by them to the corporation as a result of such claims:

(1)

Upon payment to the corporation of any amount of an improper dividend or distribution, to be subrogated to the rights of the corporation against shareholders who received such dividend or distribution with knowledge of facts indicating that it was not authorized by section 510, in proportion to the amounts received by them respectively.

(2)

Upon payment to the corporation of any amount of the purchase price of an improper purchase of shares, to have the corporation rescind such purchase of shares and recover for their benefit, but at their expense, the amount of such purchase price from any seller who sold such shares with knowledge of facts indicating that such purchase of shares by the corporation was not authorized by section 513.

(3)

Upon payment to the corporation of the claim of any creditor by reason of a violation of subparagraph (a)(3), to be subrogated to the rights of the corporation against shareholders who received an improper distribution of assets.

(4)	Upon payment to the corporation of the amount of any loan made contrary to section 714, to be subrogated to the rights of the corporation against a director who received the improper loan.

(e)	A director shall not be liable under this section if, in the circumstances, he performed his duty to the corporation under paragraph (a) of section 717.

(f)	This section shall not affect any liability otherwise imposed by law upon any director.

Section 720. Action against directors and officers for misconduct.

(a)	An action may be brought against one or more directors or officers of a corporation to procure a judgment for the following relief:

(1)	Subject to any provision of the certificate of incorporation authorized pursuant to paragraph (b) of section 402, to compel the defendant to account for his official conduct in the following cases:

(A)	The neglect of, or failure to perform, or other violation of his duties in the management and disposition of corporate assets committed to his charge.

(B)	The acquisition by himself, transfer to others, loss or waste of corporate assets due to any neglect of, or failure to perform, or other violation of his duties.

(C)

In the case of directors or officers of a benefit corporation organized under article seventeen of this chapter: (i) the failure to pursue the general public benefit purpose of a benefit corporation or any specific public benefit set forth in its certificate of incorporation; (ii) the failure by a benefit corporation to deliver or post an annual report as required by section seventeen hundred eight of article seventeen of this chapter; or (iii) the neglect of, or failure to perform, or other violation of his or her duties or standard of conduct under article seventeen of this chapter.

(2)	To set aside an unlawful conveyance, assignment or transfer of corporate assets, where the transferee knew of its unlawfulness.

(3)	To enjoin a proposed unlawful conveyance, assignment or transfer of corporate assets, where there is sufficient evidence that it will be made.

(b)

An action may be brought for the relief provided in this section, and in paragraph (a) of section 719 (Liability of directors in certain cases) by a corporation, or a receiver, trustee in bankruptcy, officer, director or judgment creditor thereof, or, under section 626 (Shareholders’ derivative action brought in the right of the corporation to procure a judgment in its favor), by a shareholder, voting trust certificate holder, or the owner of a beneficial interest in shares thereof.

(c)	This section shall not affect any liability otherwise imposed by law upon any director or officer.

Section 721. Nonexclusivity of statutory provisions for indemnification of directors and officers.

The indemnification and advancement of expenses granted pursuant to, or provided by, this article shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this article shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Section 722. Authorization for indemnification of directors and officers.

(a)

A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)

A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

(d)

For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Section 723. Payment of indemnification other than by court award.

(a)

A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in section 722 shall be entitled to indemnification as authorized in such section.

(b)

Except as provided in paragraph (a), any indemnification under section 722 or otherwise permitted by section 721, unless ordered by a court under section 724 (Indemnification of directors and officers by a court), shall be made by the corporation, only if authorized in the specific case:

(1)

By the board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in section 722 or established pursuant to section 721, as the case may be, or,

(2)	If a quorum under subparagraph (1) is not obtainable or, even if obtainable, a quorum of disinterested directors so directs;

(A)

By the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director or officer, or

(B)	By the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in such sections.

(c)

Expenses incurred in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount as, and to the extent, required by paragraph (a) of section 725.

Section 724. Indemnification of directors and officers by a court.

(a)

Notwithstanding the failure of a corporation to provide indemnification, and despite any contrary resolution of the board or of the shareholders in the specific case under section 723 (Payment of indemnification other than by court award), indemnification shall be awarded by a court to the extent authorized under section 722 (Authorization for indemnification of directors and officers), and paragraph (a) of section 723. Application therefor may be made, in every case, either:

(1)	In the civil action or proceeding in which the expenses were incurred or other amounts were paid, or

(2)

To the supreme court in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid.

(b)

The application shall be made in such manner and form as may be required by the applicable rules of court or, in the absence thereof, by direction of a court to which it is made. Such application shall be upon notice to the corporation. The court may also direct that notice be given at the expense of the corporation to the shareholders and such other persons as it may designate in such manner as it may require.

(c)

Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys’ fees, during the pendency of the litigation as are necessary in connection with his defense therein, if the court shall find that the defendant has by his pleadings or during the course of the litigation raised genuine issues of fact or law.

Section 725. Other provisions affecting indemnification of directors and officers.

(a)

All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the corporation under paragraph (c) of section 723 (Payment of indemnification other than by court award) or allowed by a court under paragraph (c) of section 724 (Indemnification of directors and officers by a court) shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this article, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which he is entitled.

(b)	No indemnification, advancement or allowance shall be made under this article in any circumstance where it appears:

(1)	That the indemnification would be inconsistent with the law of the jurisdiction of incorporation of a foreign corporation which prohibits or otherwise limits such indemnification;

(2)

That the indemnification would be inconsistent with a provision of the certificate of incorporation, a by-law, a resolution of the board or of the shareholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(3)

If there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.

(c)

If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(d)

If any action with respect to indemnification of directors and officers is taken by way of amendment of the by-laws, resolution of directors, or by agreement, then the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, and, in any event, within fifteen months from the date of such action, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the action taken.

(e)

Any notification required to be made pursuant to the foregoing paragraph (c) or (d) of this section by any domestic mutual insurer shall be satisfied by compliance with the corresponding provisions of section one thousand two hundred sixteen of the insurance law.

(f)

The provisions of this article relating to indemnification of directors and officers and insurance therefor shall apply to domestic corporations and foreign corporations doing business in this state, except as provided in section 1320 (Exemption from certain provisions).

Section 726. Insurance for indemnification of directors and officers.

(a)	Subject to paragraph (b), a corporation shall have power to purchase and maintain insurance:

(1)	To indemnify the corporation for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this article, and

(2)	To indemnify directors and officers in instances in which they may be indemnified by the corporation under the provisions of this article, and

(3)

To indemnify directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of this article provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the superintendent of financial services, for a retention amount and for co-insurance.

(b)	No insurance under paragraph (a) may provide for any payment, other than cost of defense, to or on behalf of any director or officer:

(1)

if a judgment or other final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or

(2)	in relation to any risk the insurance of which is prohibited under the insurance law of this state.

(c)	Insurance under any or all subparagraphs of paragraph (a) may be included in a single contract or supplement thereto. Retrospective rated contracts are prohibited.

(d)

The corporation shall, within the time and to the persons provided in paragraph (c) of section 725 (Other provisions affecting indemnification of directors or officers), mail a statement in respect of any insurance it has purchased or renewed under this section, specifying the insurance carrier, date of the contract, cost of the insurance, corporate positions insured, and a statement explaining all sums, not previously reported in a statement to shareholders, paid under any indemnification insurance contract.

(e)

This section is the public policy of this state to spread the risk of corporate management, notwithstanding any other general or special law of this state or of any other jurisdiction including the federal government.

Bylaws of Great-West of New York

ARTICLE II, SECTION 11. Indemnification of Directors. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of the corporation or any member or officer of any Committee, and his or her heirs, executors, and administrators, from and against all claims, liabilities, costs, charges, and expenses whatsoever that any such Director, Officer, employee, or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him or her for or in respect of any act, deed, matter, or thing whatsoever, made, done, or permitted by him or her in or about the execution of the duties of his or her office or employment with the corporation, in or about the execution of his or her duties as a Director or Officer of another company which he or she so serves at the request and on behalf of the corporation, or in or about the execution of his or her duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges, and expenses that he or she sustains or incurs, in or about or in relation to any such duties or the affairs of the corporation, the affairs of such other company which he or she so serves or the affairs of such Committee, except such claims, liabilities, costs, charges, or expenses as are occasioned by acts or omissions which were in bad faith, involved intentional misconduct, a violation of the New York Insurance Law or a knowing violation of any other law or which resulted in such person personally gaining in fact a financial profit or other advantage to which he or she was not entitled. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of any subsidiary corporation of the corporation on the same basis and within the same constraints as described in the preceding sentence. No payment of indemnification shall be made unless notice has been filed with the Superintendent of Insurance pursuant to Section 1216 of the New York Insurance Law.

Item 30. Principal Underwriter.

(a)

GWFS Equities, Inc. is distributor of securities of the Registrant. In addition to the Registrant, GWFS Equities also serves as distributor or principal underwriter of Great-West Funds, Inc., an open-end management investment company, FutureFunds Series Account of Great-West, Maxim Series Account of Great-West, COLI VUL-2 Series Account of Great-West, COLI VUL-4 Series Account of Great-West, Trillium Variable Annuity Account of Great- West, Variable Annuity-1 Series Account of Great-West, Variable Annuity-2 Series Account of Great-West, Variable Annuity-8 Series Account of Great-West, Prestige Variable Life Account of Great- West and the Variable Annuity-1 Series Account of Great-West, and the Variable Annuity-1 Series Account of Great-West of New York, Variable Annuity-2 Series Account of Great-West of New York, and Variable Annuity-8 Series Account of Great- West of New York.

(b)	Directors and Officers of GWFS Equities, Inc.

Name	Principal Business Address	Positions and Offices with Underwriter

E.F. Murphy, III	(1)	Chairman, President, and Chief Executive Officer

D.L. Musto	(1)	Director and Executive Vice President

R.K. Shaw	(1)	Director and Executive Vice President

S.E. Jenks	(1)	Director and Executive Vice President

C.E. Waddell	(1)	Director and Senior Vice President

K.I. Schindler	(1)	Chief Compliance Officer

R.H. Linton, Jr.	(1)	Executive Vice President

W.S. Harmon	(1)	Senior Vice President

R.J. Laeyendecker	(1)	Senior Vice President

M. McCarthy	(1)	Senior Vice President

W.J. McDermott	(1)	Senior Vice President

R.L. Logsdon	(1)	Vice President, Counsel, and Secretary

R.M. Mattie	(1)	FIN OP Principal, Vice President and Treasurer

S.M. Gile	(1)	Vice President

M.J. Kavanagh	(1)	Assistant Vice President, Counsel and Associate Chief Compliance Officer

B.R. Hudson	(1)	Senior Counsel and Assistant Secretary

T.L. Luiz	(1)	Compliance Officer

(1) 8515 East Orchard Road, Greenwood Village, CO 80111

(c)	Commissions and other compensation received from the Registrant by Principal

Underwriter	during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-

Item 31. Location of Accounts and Records.

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 32. Management Services. None.

Item 33. Fee Representation.

Great-West of New York represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Great-West of New York.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on this 28th day of April, 2017.

COLI VUL 2 SERIES ACCOUNT (Registrant)

By:	/s/ Andra S. Bolotin
Andra S. Bolotin
President and Chief Executive Officer of Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
(Depositor)

By:	/s/ Andra S. Bolotin
Andra S. Bolotin
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Jeffrey Orr R. Jeffrey Orr*	Chairman of the Board	April 28, 2017

/s/ Andra S. Bolotin Andra S. Bolotin	Senior Vice President and Chief Financial Officer	April 28, 2017

/s/ Kara S. Roe Kara S. Roe	Principal Accounting Officer	April 28, 2017

Marcia D. Alazraki	Director	April 28, 2017

/s/ John L. Bernbach John L. Bernbach*	Director	April 28, 2017

/s/ André R. Desmarais André R. Desmarais*	Director	April 28, 2017

/s/ Paul G. Desmarais, Jr. Paul G. Desmarais, Jr*.	Director	April 28, 2017

/s/ Stuart Z. Katz Stuart Z. Katz*	Director	April 28, 2017

/s/ T. Timothy Ryan, Jr. T. Timothy Ryan, Jr.*	Director	April 28, 2017

/s/ Jerome J. Selitto Jerome J. Selitto*	Director	April 28, 2017

/s/ Brian E. Walsh Brian E. Walsh*	Director	April 28, 2017

*By:	/s/ Ryan L. Logsdon		April 28, 2017
	Ryan L. Logsdon	Attorney-in-Fact pursuant to Power of Attorney